Launching a New Approach to Pain Management J P Morgan 28 th Annual Healthcare Conference January 14, 2010 Exhibit 99.1

2 2
Forward Looking Statements
The Safe Harbor Statement Under the Private Securities Litigation
Reform Act of 1995:
Except for the historical information herein, the matters discussed in this presentation include forward-looking statements and risks and uncertainties.  Examples of such forward looking statements, include but are not limited to statements regarding: the timing of launch and commercialization of Qutenza in the US and EU; market acceptance of, and demand for, NeurogesX’ products; strategies and expectations regarding reimbursement of Qutenza; obtaining and maintaining regulatory approval; sufficiency of cash resources; potential future payments from Astellas pursuant to our collaboration agreements; and development activities for NeurogesX’ products including Qutenza and
NGX-1998.
The forward-looking statements are based on management’s current expectations and are subject to risks and uncertainties that could cause actual results to differ materially.  Factors that may affect the outcome of forward-looking statements are explained in the risks factors section of our filings with SEC, including our Form 10-K for the 2008 fiscal year which was filed with the SEC on March 26, 2009 and our Form 10-Q for the third quarter of 2009, which was filed on November 9, 2009.
.

3
NeurogesX
–
Pain Management Focus
• Differentiated lead product
• Locally-acting analgesic in dermal delivery system
• Single treatment – up to 12 weeks of pain reduction
• EU Approved (May 2009)
• US Approved (November 2009)
Product Launch
Strategy
Broad Pain
Management Pipeline
Proven Management
Track Record
• US: 1H 2010 – NGSX sales force
• EU: 1H 2010 – Astellas Pharma Europe
• Improved capsaicin delivery model – NGX-1998
• Multiple early-stage pain prodrug candidates
• Drug development, regulatory and commercialization
• Results-oriented
Partnering to build
Qutenza Franchise
• Eastern Europe, Middle East, Africa – Astellas
• ROW – open for partnering

Why NeurogesX
• Neuropathic pain – a large, unsatisfied market
• Novel product concept
– One treatment, up to 12 weeks of pain reduction
– Treats the site of pain
• Approved in US and EU
– Planned launch in first half of 2010
• Experienced management
– Commercial, manufacturing, clinical, regulatory
• Strong history of performance
• Financially well positioned

2009 in Review – Putting NGSX on the Map
• FDA approval, November 2009
– Management of pain associated with PHN
– Single administration, up to 12 weeks of reduced pain
– No contraindications/no REMS
– Orphan Designation
• EU Marketing Application Approved May 2009
– Peripheral neuropathic pain, nondiabetic adults, alone or in combination with other medicinal products for pain
– Approved in all 27 EU member states
• Ex-US Commercialization Agreement with Astellas,
June 2009

6
Qutenza
®
EU Commercial Partnership
• Astellas licensed Qutenza commercialization rights
– Countries in Europe, Middle East and Africa
– Covers EU development, including post-marketing commitments
• Economics for NeurogesX
– EUR 30 MM (~$42 MM) upfront for Qutenza
– EUR 5 MM (~$7 MM) upfront for NGX-1998 option/development
– Up to EUR 70 MM in additional milestone/NGX-1998
option payments
– Royalties on sales – high teens to mid twenties
• Option to license NGX-1998
– Up-front payments to accelerate development
– Opportunity to share late-stage development costs upon opt-in

Pathophysiology of Postherpetic Neuralgia
• Reactivation of varicella zoster virus
(chicken pox virus) which lies
dormant for many years in sensory
neurons
• Virus reactivates with age or
immunocompromised states,
resulting in painful skin eruption (i.e.,
herpes zoster or shingles)
• Acute shingles rash heals in about 2
to 4 weeks and pain usually subsides
• Despite healing of rash, for 10 to
20% of shingles patients the pain
persists for months to years; this
condition is known as postherpetic
neuralgia (PHN)

8 8
Treatment Procedure
•
Identify painful area
•
Apply topical anesthetic
•
Apply Qutenza patch
–
Cut to conform to painful area
–
Apply 30 or
60 minutes
dependent on
indication/location of pain
–
Remove
–
Clean area with proprietary gel

Market Research by NeurogesX • Qualitative (US/EU) • Qualitative/Quantitative • Payer Qualitative • Patient Qualitative • Message Testing • Concept • Qualitative/Quantitative • Pricing US

10 10
Q26. What advantages does this product have over currently available treatments for moderate to severe neuropathic pain? (Check all that apply)
Physician Survey on Qutenza
®
Attributes
Source:  2007 NeurogesX quantitative market research (n=305).
57%
67%
69%
71%
76%
79%
83%
Rapid onset
Can use in combination therapy
No / low systemic side effects
Good safety profile
Non-sedating
Site specific
Three -month duration of action
Product X Advantages

11
Favorable Physician Consideration as
First-Line Therapy
SOURCE:  2007 NeurogesX quantitative market research (n=208)
% PHN Patients treated
for First-Line Therapy
Percentage Total
(n =208)
Before Profile After Profile Change
-
25.4
-
Gabapentin 25.1 17.8 -7.3
Pregabalin 19.5 14.9 -4.6
Duloxetine 11.8 8.4 -3.4
Lidocaine patch 5% 9.1 6.1 -3.0
Other 34.5 27.4 -7.1
Q31. Thinking about first-line agents for chronic pain therapy excluding breakthrough or immediate pain relief, how do you anticipate you will prescribe neuropathic pain agents for PHN patients to whom you initiate treatment, once Product X is introduced?

Quantitative Market Research Participants
Physician Type Number of Participants
Pain Management (PMD) 44
Anesthesiology Pain Management (APM) 43
Primary Care Physician (PCP) 95
Physical Medicine & Rehabilitation (PM&R) 50
Neurologists 50
Infectious Disease 18
Total 300
Source: 2009 NeurogesX Quantitative Market Study (n=300)

Number of Patients Treated
Q: In a typical month, how many patients do you treat?
0
10
20
30
40
50
60
PHN PDN HIV Chemo
Induced
Post
Surgical
Pain Specialist Other Specialists PCP
Source: 2009 NeurogesX Quantitative Market Study (n=300)

Patients Controlled, Uncontrolled and Naive
<65 <65 <65 65+ 65+ 65+
0
5
10
15
20
25
30
35
40
45
50
Pain
Specialist
Other
Specialists
PCP
Controlled Uncontrolled Naïve
Source: 2009 NeurogesX Quantitative Market Study (n=300)

0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Pain Specialists Other Specialists PCPs
Very Favorable Favorable Neutral Unfavorable Very Unfavorable
Overall Impression of Qutenza
®
Q: Please rate your overall impression of Product X on a scale of 1 to 5.
Source: 2009 NeurogesX Quantitative Market Study (n=300)

0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Pain
Specialists
PCPs Others Pain
Specialists
PCPs Others Pain
Specialists
PCPs Others
Very Likely Likely Unlikely Very Unlikely
Willingness to Prescribe Qutenza
®
for PHN
First Line Agent Second Line Agent Combination Agent
Likelihood of Prescribing Product X as…
Source: 2009 NeurogesX Quantitative Market Study (n=300)

Qutenza ® Usage – In Office Versus
Referrals Out
Q: Do you think you would treat patients with Product X
yourself or would you refer patients to a pain specialist or other physician?
n=300
90.8%
81.1%
83.1%
9.2%
18.9%
16.9%
0%
20%
40%
60%
80%
100%
Pain Specialists PCPs Others
Specialty
Treat Patients Myself Refer Patients to Another Physician
Source: 2009 NeurogesX Quantitative Market Study (n=300)

Establish Qutenza
®
as the differentiated
treatment for PHN that delivers efficacy
with tolerability through a single application
that provides 3 months of pain relief
Motivate and enable patients to
access Qutenza
®
Minimize procedural challenges so that
decisions are based on safety and efficacy
Develop organizational readiness to
execute launch and carry out the
brand vision
Revolutionize the
Revolutionize the
treatment of PHN by
treatment of PHN by
establishing
establishing
Qutenza
Qutenza
® ®
as
as
the only therapy that
the only therapy that
maximizes efficacy, safety
maximizes efficacy, safety
and duration of action
and duration of action
Qutenza
®
Launch
Brand Vision
Launch Imperatives

Triage In-services
Nurse
Office Manager
Triage Issues

NEUROGESX

Qutenza ® Total Office Call Nurse Educators Pain Specialist Office Physician Qutenza Reimbursement Hotline Qutenza ® Specialty Distribution Sales Force RRM Training Training

Seattle
Portland
03 West
Denver
Minneapolis
Milwaukee
Chicago
Detroit
01 East
Boston
New York
Indianapolis
Philadelphia
Washington
San Francisco
San Jose
Las Vegas
Nashville
Oklahoma City
Memphis
Charlotte
Los Angeles
Phoenix
Atlanta
San Diego
Dallas
El Paso
Fort Worth
02 South
Austin
Jacksonville
Houston
San Antonio
Miami
1 in = 304.9 mi

NEUROGESX

Three Regions 20

Launch Strategy • MDs Reached • MDs trained • MDs converted to treating MDs Then move to next Phase

Project Team Leader (PTL)
Commercial
Operations
Marketing
Sales
Medical
Affairs
Medical
Information
Drug Safety/
Pharmacovigilance
Reimbursement
Regulatory
Manufacturing
Support Services
Finance Legal IT
Quality Assurance
Project Manager (PM)
Distribution
Managing internally – outsourcing many operational elements
Toll-free #
Launch Team in Place

Specialty Distribution Channel Hospital Specialty Hospital Distribution Medical Benefit “Buy and Bill” Specialty Distributors Pharmacy Benefit “Assignment of Benefit” Specialty Pharmacies

Reimbursement
Strategies
Strategies
Coverage:
Secure Coverage as a Physician-administered Product
Coding:
Obtain Codes Needed to Support Coverage as a Physician-
administered Product
Billing:
Minimize Physicians’ Billing-related Barriers to use for QUTENZA
®

25
NeurogesX is Seeking Local Coverage
Determinations by MAC Medical Directors
Ultimate Decision Ultimate Decision
Makers: Makers:
Contractor (MAC) Contractor (MAC)
Medical Directors Medical Directors
Patients
Influencers
* KOL = Key Opinion Leaders
KOLs*
/Societies
CACs
Meet with contractors
prior to launch to
introduce Qutenza
Attend CAC and
pre-CAC meetings
Develop relationships
with KOLs and CACs to
build support for Part B
coverage
Develop patient
advocates,
demonstrating need for
physician administration

Product Coding Strategy
•
Applied for a unique J-code to facilitate Part B / medical
benefit reimbursement (submitted Dec. 2009)
•
Apply for a C-code to facilitate ‘pass-through’ payment HOPD
•
Support use of a miscellaneous drug code (J3490), pending
permanent J-code issuance
•
Build private payer relationships to enhance likelihood of
issuance of temporary Q-code or private payer S-code

Procedure Code Strategy
*Assumes existing codes are not appropriate or do not provide adequate reimbursement.
•
Determine if payers favor any existing CPT code(s)
•
Request a temporary G-code for administration of
Qutenza
®
*
•
Pursue a new CPT code*
•
Be prepared to navigate use of miscellaneous code at
launch*

Qutenza
®
– Protected Franchise
• Issued Patents cover Qutenza through 2016
• Patent term extension filed – through 2021
• Orphan designation – 7 year market exclusivity
• NCE designation – 5 year data exclusivity

Preclinical Phase 1 Phase 2 Phase 3
Marketing
Application
Regulatory
Approval Marketed
29
Product Pipeline
Opioid Prodrug NGX-6052
Acetaminophen Prodrugs
NGX-5752
NGX-9674
NGX-1576
Qutenza
®
:  Management of PHN (US)
Qutenza
®
:  HIV-DSP
Qutenza
®
:  PDN
NGX-1998
Qutenza
®
:  Peripheral Neuropathic Pain in Non-Diabetic Adults (EU)
Prodrug Partnering Opportunities
Astellas 1H
2010 launch
Preparing to enter Phase 2
NGSX  1H
2010 launch

NGX-1998 Product Target Profile
• Liquid formulation, prescription strength capsaicin
– More versatile delivery model
– Target application time <15 minutes
– Expand opportunity to physician office setting
• Three Phase 1 studies completed
• Development strategy being refined
– Resume development in 2010

31 31
Financial Summary
• $57 M cash (9/30/09)
– Runway to support US commercial launch through 2010
– Evaluating additional funding strategies
• Conservative cash management focused on priorities
– Spend will increase in coming quarters to support launch
– Resumption of NGX-1998 development in 2010
• 2010 Guidance and performance metrics
– More to come as we approach launch

1H09
MAA Decision for Qutenza (Approved)
1H09
EU Commercial Partnership
2H09
PDUFA for Qutenza
®
(PHN)
1H10
Qutenza
®
EU Launch (Astellas TBD)
1H10
Qutenza
®
US Launch
2H10
Resume NGX-1998 development program
32 32
2009 – 2010 Milestones

NASDAQ: NGSX